                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM T-1
                                   _________

                      STATEMENT OF ELIGIBILITY UNDER THE
                       TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2)


                      STATE STREET BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)

            Massachusetts                                         04-1867445
   (Jurisdiction of incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)

              225 Franklin Street, Boston, Massachusetts        02110
               (Address of principal executive offices)       (Zip Code)

  Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
               225 Franklin Street, Boston, Massachusetts  02110
                                (617) 654-3253
           (Name, address and telephone number of agent for service)


                              AEI RESOURCES, INC.
              (Exact name of obligor as specified in its charter)

           DELAWARE                                              61-1325837
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                  1500 NORTH BIG RUN ROAD, ASHLAND, KY  41102
             (Address of principal executive offices)  (Zip Code)


                             (TYPE OF SECURITIES)

          11-1/2% Senior Subordinated Notes due 2006, Series A and B

                  *TABLE OF ADDITIONAL REGISTRANT GUARANTORS

-----------------------------------------------------------------------------------------------------------------
                                                                                          Address, including
                                                                                                 Zip
                                              State or Other                              Code and Telephone
                                             Jurisdiction of          IRS Employer        Number of Registrant
        Exact Name                           Incorporation or       Identification       Guarantor's Principal
   of Registrant Guarantor                     Organization             Number             Executive Offices
-----------------------------------------------------------------------------------------------------------------
17 West Mining (f/k/a Martiki Coal            Delaware                                1500 North Big Run Rd.
Corporation)                                                                          Ashland, KY 41102
-----------------------------------------------------------------------------------------------------------------
Aceco, Inc.                                    Kentucky             61-0855680        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Addington Mining, Inc.                         Kentucky             61-0855680        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
AEI Coal Sales Company, Inc.                   Kentucky             61-1331912        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
AEI Holding Company, Inc.                      Delaware             61-1325837        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
AEI Resources Holding, Inc.                    Delaware             61-1331911        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Americoal Development Company                  Delaware             37-1302915        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Appalachian Realty Company                     Kentucky             36-3336051        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Ayrshire Land Company                          Delaware             06-1208946        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Beech Coal Company                             Delaware             06-1187153        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Bellaire Trucking Company                      Delaware             76-0012930        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Bentley Coal Company                           New York                               1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Bluegrass Coal Development Company             Delaware             76-0078312        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Bowie Resources Limited                        Colorado             84-1287719        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Cannelton, Inc.                                Delaware             55-0711787        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Cannelton Industries, Inc.                     West Virginia        55-0136145        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Cannelton Land Company                         Delaware             55-0715858        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Cannelton Sales Company                        Delaware             55-0677801        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                          Address, including
                                                                                                 Zip
                                              State or Other                              Code and Telephone
                                             Jurisdiction of          IRS Employer        Number of Registrant
        Exact Name                           Incorporation or       Identification       Guarantor's Principal
   of Registrant Guarantor                     Organization             Number             Executive Offices
-----------------------------------------------------------------------------------------------------------------
CC Coal Company                                Kentucky                               1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
---------------------------------------------------------------------------------------------------------------
Coal Ventures Holding Company, Inc.            Delaware             61-1328606        1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Dunn Coal and Dock Company                     West Virginia       55-0677800         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
East Kentucky Energy Corporation               Kentucky            54-0971896         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Employee Benefits Management, Inc.             Delaware            36-4168193         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Encoal Corporation                             Delaware            76-0287726         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
EnerZ Corporation                              Delaware            37-1362012         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Evergreen Mining Company                       West Virginia       54-1206519         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Fairview Land Company                          Delaware            37-1267975         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Franklin Coal Sales Company                    Delaware            13-3121923         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Grassy Cove Coal Mining Company                Delaware            51-0274983         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Hayman Holdings, Inc.                          Kentucky                               1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Heritage Mining Company                        Delaware            61-1286455         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Highland Coal, Inc.                            Kentucky                               1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Ikerd-Bandy Co., Inc.                          Kentucky            61-0505276         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Kanawha Corporation                            Delaware            84-1107027         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Kentucky Prince Mining Company                 New York                               1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Kermit Coal Company                            West Virginia       55-0515741         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Kindill Holding, Inc.                          Kentucky                               1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Kindill Mining, Inc.                           Indiana             35-1962074         1500 North Big Run Rd.
                                                                                      Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                          Address, including
                                                                                                 Zip
                                              State or Other                              Code and Telephone
                                             Jurisdiction of          IRS Employer        Number of Registrant
        Exact Name                           Incorporation or       Identification       Guarantor's Principal
   of Registrant Guarantor                     Organization             Number             Executive Offices
-----------------------------------------------------------------------------------------------------------------
Leslie Resources, Inc.                         Kentucky            61-1013125        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Leslie Resources Management, Inc.              Kentucky            61-1292388        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Meadowlark, Inc.                               Indiana             35-0782260        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Mega Minerals, Inc.                            West Virginia       55-0720327        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Mid-Vol Leasing, Inc.                          West Virginia       55-0691054        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Midwest Coal Company                           Delaware            84-1324803        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Midwest Coal Sales Company                     Delaware            35-1599521        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Mining Technologies, Inc.                      Kentucky            61-1319730        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Mountain Coals Corporation                     Delaware            63-0725639        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Mountain-Clay Incorporated d/b/a Mountain      Kentucky            61-0621350        1500 North Big Run Rd.
Clay, Inc.                                                                           Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Mountaineer Coal Development Company           West Virginia       54-0989613        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
NuCoal LLC                                     Delaware            36-4143611
----------------------------------------------------------------------------------------------------------------
Old Ben Coal Company                           Delaware            34-1291413        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Phoenix Land Company                           Delaware            37-1302916        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Premium Coal Development Company               Delaware            36-4186350        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Premium Processing, Inc.                       West Virginia       55-0750451        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Pro-Land, Inc. d/b/a Kem Coal Company          Kentucky            61-0727363        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
R. &. F. Coal Company                          Ohio                34-0832344        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
River Coal Company, Inc.                       Kentucky            61-0567214        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Roaring Creek Coal Company                     Delaware            35-1597000        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                          Address, including
                                                                                                 Zip
                                              State or Other                              Code and Telephone
                                             Jurisdiction of          IRS Employer        Number of Registrant
        Exact Name                           Incorporation or       Identification       Guarantor's Principal
   of Registrant Guarantor                     Organization             Number             Executive Offices
-----------------------------------------------------------------------------------------------------------------
Shipyard River Coal Terminal Company           South Carolina      54-1156890        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Skyline Coal Company                           New York                              1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Straight Creek Coal Resources Company          Kentucky            36-3317309        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Tennessee Mining, Inc.                         Kentucky            62-1640672        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Turris Coal Company                            Delaware            74-2121674        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
West Virginia-Indiana Coal Holding Company,    Delaware                              1500 North Big Run Rd.
 Inc.                                                                                Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Wyoming Coal Technology, Inc.                  Wyoming             61-1336980        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Zeigler Coal Holding Company                   Delaware            36-3344449        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Zeigler Environmental Services Company         Delaware            36-4143610        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------
Zenergy, Inc.                                  Delaware            35-1870468        1500 North Big Run Rd.
                                                                                     Ashland, KY 41102
----------------------------------------------------------------------------------------------------------------

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                  Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                  Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

                  The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                  (See note on page 2.)

Item 3. through Item 15.   Not applicable.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         1. A copy of the articles of association of the trustee as now in effect.

                  A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

                  A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2), above.

                  A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         4. A copy of the existing by-laws of the trustee, or instruments corresponding thereto.

                  A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

         5. A copy of each indenture referred to in Item 4. if the obligor is in default.

                  Not applicable.

         6. The consents of United States institutional trustees required by
Section 321(b) of the Act.

                  The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                  Exhibit 7 and made a part hereof.


                                     NOTES

         In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

         The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the February 8, 1999.


                              STATE STREET BANK AND TRUST COMPANY


                              By:  /s/ Susan T. Keller
                                 ---------------------------------
                              NAME Susan T. Keller
                              TITLE Vice President

                                   EXHIBIT 6


                            CONSENT OF THE TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by AEI Resources, Inc. of its Senior Subordinated Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                             STATE STREET BANK AND TRUST COMPANY


                             By: /s/ Susan T. Keller
                                -------------------------------------
                             NAME Susan T. Keller
                             TITLE Vice President


Dated:  February 8, 1999

                                   EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business September 30, 1998,
                                                        ------------------
published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                                                                        Thousands of
ASSETS                                                                                                                  Dollars
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin ..............................................                 2,008,956
         Interest-bearing balances .......................................................................                12,286,877
Securities ...............................................................................................                 9,654,241
Federal funds sold and securities purchased
         under agreements to resell in domestic offices
         of the bank and its Edge subsidiary .............................................................                10,922,779
Loans and lease financing receivables:
         Loans and leases, net of unearned income ........................................................                 7,457,235
         Allowance for loan and lease losses .............................................................                    82,851
         Allocated transfer risk reserve .................................................................                         0
         Loans and leases, net of unearned income and allowances .........................................                 7,374,384
Assets held in trading accounts ..........................................................................                 1,898,804
Premises and fixed assets ................................................................................                   513,372
Other real estate owned ..................................................................................                       100
Investments in unconsolidated subsidiaries ...............................................................                       484
Customers' liability to this bank on acceptances outstanding .............................................                    48,563
Intangible assets ........................................................................................                   220,613
Other assets .............................................................................................                 1,333,210
                                                                                                                          ==========
Total assets .............................................................................................                46,262,383
                                                                                                                          ==========
LIABILITIES


Deposits:
         In domestic offices .............................................................................                 9,557,938
                  Noninterest-bearing ....................................................................                 7,158,356
                  Interest-bearing .......................................................................                 2,399,582
         In foreign offices and Edge subsidiary ..........................................................                18,451,054
                  Noninterest-bearing ....................................................................                   429,797
                  Interest-bearing .......................................................................                18,021,257
Federal funds purchased and securities sold under
         agreements to repurchase in domestic offices of
         the bank and of its Edge subsidiary .............................................................                12,023,438
Demand notes issued to the U.S. Treasury .................................................................                   451,424
         Trading liabilities .............................................................................                 1,582,933
Other borrowed money .....................................................................................                   323,782
Subordinated notes and debentures ........................................................................                         0
Bank's liability on acceptances executed and outstanding .................................................                    48,563
Other liabilities ........................................................................................                 1,226,129

Total liabilities ........................................................................................                43,665,261
                                                                                                                          ==========
EQUITY CAPITAL
Perpetual preferred stock and related surplus ............................................................                         0
Common stock .............................................................................................                    29,931
Surplus ..................................................................................................                   462,782
Undivided profits and capital reserves/Net unrealized holding gains (losses) .............................                 2,080,148
         Net unrealized holding gains (losses) on available-for-sale securities ..........................                    27,376
Cumulative foreign currency translation adjustments ......................................................                   (3,115)
Total equity capital .....................................................................................                 2,597,122
                                                                                                                         ===========


Total liabilities and equity capital .....................................................................                46,262,383
                                                                                                                          ==========

                                       4


I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                            Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                            David A. Spina
                                            Marshall N. Carter
                                            Truman S. Casner